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                                                                    EXHIBIT 23.2

                        CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption "Experts" and to the use of our report dated July 21, 1995, with respect to the financial statements of NOA Holding Company included in the Post-Effective Amendment No. 5 to the Registration Statement (No. 33-93852) and related Prospectus of Universal Outdoor Holdings, Inc.


ERNST & YOUNG LLP


Minneapolis, Minnesota
June 20, 1997